Semi ANNUAL Report DECEMBER 31, 2000

Emerald Mutual Funds

HomeState PA Growth Fund
Banking and Finance Fund
Technology Fund
National Small Cap Equity Fund

(EMERALD LOGO)

                              EMERALD MUTUAL FUNDS

                      WELCOME TO THE EMERALD MUTUAL FUNDS
                      -----------------------------------

Emerald offers four mutual funds: The HomeState Pennsylvania (PA) Growth Fund, The Select Banking and Finance Fund, The Select Technology Fund and The National Small-Cap Equity Fund. The Funds offer investors a unique investment strategy aimed at pursuing long-term growth: what we call "The Emerald Advantage."

                           IN-DEPTH, ON-SITE RESEARCH
                           --------------------------

Emerald's own in-house team of research analysts believes in a common-sense, fundamental approach to choosing investments. Whenever we can, we visit a company before investing, talking to its management and employees, as well as its suppliers, customers and competitors.

                       PROFESSIONAL PORTFOLIO MANAGEMENT
                       ---------------------------------

Emerald's chief investment officer, Kenneth G. Mertz II, CFA, has over twenty years' experience in the money management industry, including seven years as chief investment officer of a $12 billion public pension fund. Ken has managed portfolios in both "up" and "down" markets and this experience guides him as he seeks to actively reduce risk.

                        UNIQUE INVESTMENT OPPORTUNITIES
                        -------------------------------

Emerald's mutual funds each focus on areas we feel are largely ignored by other institutional money managers:

               o companies based in our home state of Pennsylvania,
               o companies involved in the technology sector,
               o smaller-sized banking & financial services companies.

THE HOMESTATE PA         Invests a minimum 65% of its assets in companies
GROWTH FUND              headquartered or with significant operations in the
                         Commonwealth of Pennsylvania.

THE SELECT BANKING       Invests a minimum 65% of its assets in companies in
AND FINANCE FUND         the banking and financial services industries, with a
                         focus on smaller companies in the Mid-Atlantic states.

THE SELECT               Invests a minimum 65% of its assets in companies in
TECHNOLOGY FUND          the technology sector (changed from The Year 2000 Fund
                         to The Select Technology Fund on 2/29/00).

THE NATIONAL SMALL-      Invests a minimum 65% of its assets in a diversified
CAP EQUITY FUND          portfolio of small-cap companies that are
                         headquartered in the United States.

In-Depth, On-Site Research. Professional Portfolio Management. Unique Investment Opportunities. That's The Emerald Advantage.

  Funds that invest in a particular state or region, or in a specific industry, may involve a greater degree of risk than funds with a more diversified portfolio. Investing in smaller companies' stock can involve higher risk and increased volatility than larger stocks. This report contains information about the Funds' performance. Past performance is no guarantee of future results. An investment in the Funds will fluctuate in value so that your account, when redeemed, may be worth more or less than your original purchase price.

                           www.emeraldmutualfunds.com

EMERALD MUTUAL FUNDS
REPORT FROM MANAGEMENT

                                                               February 20, 2001

Dear Shareholder:

Ouch!! The year 2000 will go down in the history books as one of the worst years in decades for the stock market, and most shareholders in the Emerald Mutual Funds struggled through the year with our Funds under performing almost every major market index (with the Select Banking and Finance Fund a notable exception). 20/20 hindsight gives investors and their managers the opportunity to assess the reasons for 2000's horrendous returns. Portfolio managers Ken Mertz and Steven Russell do an excellent job of explaining the results of the year and putting them in a proper context. If you look at nothing else in the enclosed information, I urge you to read the commentaries Ken and Steven provide starting on the next pages.

Our two Emerald portfolio managers have evolved into a cohesive team. Ken has been professionally managing portfolios since the late 1970's, and brings to our clients the perspective and wisdom gained from three decades of investing in bull and bear markets alike. Ken's background also allows him to provide an important macro-economic analysis that is layered on top of our individual stock selections (you'll see evidence of this in his general market commentary that immediately follows my letter). Steven, while not yet sporting the gray hairs of multiple decades' stock market ups and downs, brings a keen understanding of the new technologies that are re-defining and re-shaping the global corporate landscape. His academic credentials include both a law degree and an MBA, meaning that he possesses a well-studied ability to uncover and analyze the minutia that can often mean success or failure for a small growth-oriented company.

Obviously, we suffered through both "macro" economic and "micro" company-specific problems in 2000. I would only add one caveat: the same trends that punished our stocks in 2000 had rewarded them in 1999. While we all left 2000 frustrated and poorer, the long-term investor also enjoyed a record-setting bull market that peaked, in many cases, with triple-digit gains in 1999. During the five years ended December 31, 1999, the NASDAQ Composite Index gained an average forty percent a year, and the Standard & Poor's 500 Index gained on average over twenty-five percent per year. The question of where we go from here - now that the speculative "bubble" fully inflated by the start of 2000 has burst - is tackled by Ken and Steven and their commentaries.

I hold onto some priceless memories of the crafting of such portfolio manager commentaries. My father, chairman of a mutual fund family from the late-sixties through the late-eighties, would invariably wait until the last minute to write his shareholder letter. He would retire to the company board room, and spend the better part of a day with piles of papers spread everywhere, finally emerging with several pages of yellow notepad paper, complete with arrows re-directing thoughts here and there, whole paragraphs crossed out, and barely legible add-ons scribbled in the margins. His capable assistant Sandy had developed the necessary talent of translating it all into a neatly typed letter that was forwarded to the printer for typesetting.

Today, we sit at our PC's and type our letters ourselves, complete with automatic spell-check. Instead of files of news clippings and hand-written notes, we access Internet databases and on-line archives. Our letters go by e-mail directly to the printer where they are digitally "cut and pasted" into the shareholder report. But for all of our technological progress, the bottom line remains the same. What's important is not how the letters are prepared, but who is preparing them. The experience, intelligence and expertise of the manager is as important today as ever, and doubly so in the hard times. With the turbulence, volatility, instability, turmoil (choose your own description) of today's markets, I take great comfort in seeing Ken's and Steven's signatures at the bottom of the Emerald Mutual Funds portfolio manager letters.

Finally, a note of thanks: as I write this letter, total assets managed by the Funds' investment adviser, Emerald Advisers, Inc., hover around the $1 billion mark. Our goal has always been to achieve success over the long-term. We are thankful that our clients and shareholders share this view, through the ups and downs of investing in the hyper-speed markets of the new millennium. And as always, we welcome your comments, questions and suggestions.

Sincerely,

/s/Scott L. Rehr

Scott L. Rehr
President

ABOUT THE PERFORMANCE INFORMATION APPEARING IN THE LETTERS TO SHAREHOLDERS:

All performance information is presented on a total return basis unless otherwise noted and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate with market conditions so that shares may be worth more or less than their original cost when redeemed. Funds that invest in a particular industry or geographic region may involve a greater degree of risk than funds with a more diversified portfolio. All four Emerald Mutual Funds invest in the stocks of smaller-sized companies, which may involve higher risk and increased volatility than the stocks of larger companies. Write or call for a free copy of the Funds' current prospectus, which contains more complete information including management fees, sales charges and other charges and expenses, and which you should read carefully before investing.

EMERALD MUTUAL FUNDS
MARKET AND ECONOMIC REVIEW

                                                               February 20, 2001

Dear Shareholder:

Emerald Advisers is pleased, along with our growth peers, that 2000 is over and investors now have a chance to once again look forward to better opportunities in the future.

The year 2000 will go down in history as the unwinding of the high multiples
paid for growth stocks in 1999.   Leadership changed from growth stocks to value
stocks, which had under performed over the past several years. The slowing economy caused by the Federal Reserve's fixation on inflation and the NASDAQ marketplace at 5000, combined with a severe credit crunch, resulted in a flight to perceived safety in low P/E value stocks. The most severe part of the 2000 correction was reserved for the companies with the fastest growth and the highest multiples. This, of course, is Emerald's niche and affected our investment products more than most.

The year marked a complete turnaround from 1999 when the Russell 2000 Growth Index increased 43% and the Russell Value Index barely made any headway combining for a Russell 2000 return of 21%.

So in 2000, the winners became the losers, and the losers became the winners. Certainly our year was clearly a reflection of our winners losing their crowns and the market sentiment shifting to less risky stocks (value plays), whether or not they had better prospects. The key was safety, not opportunities.

Since most of our names trade on the NASDAQ, their poor results also were a huge drag on our results. For example, the NASDAQ Composite's 39.3% loss in 2000 was the largest ever since its inception in 1971. The Internet spike in 1999
    -------
quickly came apart in 2000 as the average Internet mutual fund lost over 57%.
As for individual issues, we find even worse results with 81% of NASDAQ-traded stocks down 20% or more and 72.8% down over 30%. Combine this with the fact that volatility exceeded all historical benchmarks and we have the complete dismal picture of the downside for growth investors in 2000.

The year 2000 will also be remembered for its volatility. The average volatility in the NASDAQ Composite exceeded the long-term average by a factor greater than three. The NASDAQ Composite had 39 days last year with a 5% or greater price movement and 2 days with a record-setting 10% price movement. Plus, we had 48 out of 52 weeks with a 5% or greater intra-week movement. This unprecedented volatility wreaked havoc with long-term investors. The S&P 500's 10% loss was its worst since 1977. But the worst devastation was reserved for the growth-filled NASDAQ Index, which had over 90% of its stocks off 10% and over 70% declining more than 30%.

The market's lack of commitment and its focus on price momentum has made Emerald's task of finding growth companies increasingly frustrating, as the companies with solid revenues and earnings growth have not only gone unrewarded, but have been penalized. In fact, the multiple correction we absorbed in 2000 actually sought out the highest growth companies for the greatest amount of corrective devastation.

All growth indices declined in 2000 greater than their value or more diversified counterparts.

                  Entire Index         Value             Growth
                  ------------         -----             ------
Russell 3000         -7.5%             +8.0%             -22.4%
Russell 1000         -7.8%             +7.0%             -22.4%
Russell 2000         -3.0%             +22.8%            -22.4%

As the numbers above indicate, the growth indices, whether big or small, were all punished in 2000. In fact, it is fair to say the greater the growth rate, the greater the multiple correction and the worse the performance.

We are encouraged, though, by the Russell 2000 results, which exceeded the S&P results for the second consecutive year. Emerald agrees with many of Wall Street's top strategists who believe that small-cap stocks are the place to be in 2001. As the out performance of the small-cap index only began in October of 1999, we expect several more years of out performance in this current cycle. Giving credence to our viewpoint is the fact that the correction was based in the growth space without regard to cap size. As the market finds its bottom and starts its recovery, spurred by both monetary and fiscal policy, Emerald believes the growth segment will once again be the market leader.

As we view 2001, we find many positives.

     a. Tax-loss selling is over and a January effect is really in place for the first time in a number of years.
     b. Weak economic results will bring the Federal Reserve to the rescue.
     c. The election is decided and the world did not stop as a transfer of power in the White House takes effect.
     d. Tax cuts are stimulative and will pass easily in one form or another.

All four factors bode well for small cap stocks, and we believe, for growth issues over time. The market will not repeat it's rapid rise of 1999, but the future is certainly brighter than the downturn of stock prices would indicate. Of the factors above, the Federal Reserve being on our side is perhaps the most important.

We believe the Fed is poised to lower rates several more times this year. Weakness will continue in the economy for the next 3 - 4 months, with relief in sight as we expect interest rate reductions, a tax cut and the cyclical upswing in the spring to propel the economy forward.

History indicates that interest-rate cuts lead to higher stock prices. Emerald expects 3 - 4 more rate cuts that will lead to a market and economic rebound. With the Federal Reserve starting with a 50-basis point rate cut in early January, history again indicates several more cuts are on the way.

Tax cuts will also help, and we believe this remains the first priority of the new Bush Administration and would even be retroactive to January 1st. The advantage of a retroactive tax cut is an immediate effect on consumer sentiment and retail sales.

The economy has already been advantaged by the lower interest rates as mortgage refinancing has picked up. This means consumers have more cash available on a monthly basis. In addition, we expect the normal cyclical pickup in the spring as housing, auto, and retail sales pick up. The fears of a deep recession seem far-fetched with the powerful forces of fiscal and monetary policies available to us.

We will continue to shift our portfolios to the beneficiaries of these movements as we look across the chasm of weakness.

Sincerely,

/s/Kenneth G. Mertz II

Kenneth G. Mertz II, CFA
Chief Investment Officer
Emerald Mutual Funds

THE EMERALD HOMESTATE PENNSYLVANIA GROWTH FUND
REPORT FROM MANAGEMENT

                                                               February 20, 2001

Dear Shareholder:

The Emerald HomeState PA Growth Fund did not escape the pain inflicted on growth-oriented investors in 2000, and suffered through the last six months of the year with negative results:

                                                     PERFORMANCE RESULTS FOR PERIODS ENDED DECEMBER 31, 2000
                                       ------------------------------------------------------------------------------------
                                                                    AVERAGE ANNUAL RETURN
                                       TOTAL RETURN     ---------------------------------------------        TOTAL RETURN
FUND/INDEX                              SIX MONTHS      ONE YEAR      FIVE YEARS     SINCE INCEPTION**    SINCE INCEPTION**
----------                              ----------      --------      ----------     ----------------     -----------------
Emerald HomeState
  PA Growth Fund - Class A*<F1>
   At NAV                                -15.84%        -21.85%         15.57%            18.03%               292.95%
   At MOP                                -19.82%        -25.55%         14.45%            17.33%               274.23%
Russell 2000 Index                        -5.80%         -2.92%         10.31%            17.61%               281.59%
Morningstar - Small
  Company Funds Index                     -5.38%          3.12%         15.48%            16.85%               261.33%

*<F1>  Inception Date: 10/01/92

Past performance is no guarantee of future results. Emerald HomeState PA Growth Fund returns at NAV do not include the effects of the Fund's maximum 4.75% sales charge; returns at MOP do. The Russell 2000 Index measures the performance returns of 2000 small-cap companies. Investments cannot be made in an index. The Morningstar Small-Company Funds Average represents 772, 759, 352 and 135 small-company funds, respectively, for total return without regard to sales charge for the Six Months, One Year, Five Year and Since Inception (10/1/92) periods. All performance results assume reinvestment of dividends.

The depth of, and reasons for, the declines of 2000 are addressed in my market and economic commentary that precedes this letter. As we enter a new year, we turn our attention to the opportunities of 2001. The PA Growth Fund has shifted its portfolio to the beneficiaries of lower interest rates and higher natural gas prices. These are the two trends we have a great deal of confidence in predicting their continuation through at least the first half of 2001. The financial sector has been increasing over the last six months as a prime beneficiary of lower rates. Better net interest margins for banks and thrift institutions are a direct result of the Federal Reserve lowering rates. While a slowing economy will put pressure on loan growth, on a relative basis, our financial sector stocks will report solid earnings growth in 2001.

Retail and apparel stocks are also beneficiaries of lower rates. While this may seem counterintuitive, the forward-looking mechanism of the market deciphers a recovering consumer, and therefore looks at the recovery of consumer spending and the retail stocks that will benefit.

Energy stocks are a new industry for us in 2000. The supply/demand factors for natural gas have attracted us to this area. Without a credible energy policy, our nation's supply of natural gas reserves has dwindled this winter to almost nil. California has seen the worst affects of this trend, having to resort to rolling brownouts and blackouts. While Pennsylvania has clearly been seen as a leader in energy deregulation, our PA Growth Fund has taken advantage of the supply imbalances elsewhere, with an attractive set of drilling companies, exploration and production companies, and gas distribution companies. The overweighting of the consumer and energy companies, plus an over 10% position in financials, positions us well for 2001.

We continue to find positives in the Pennsylvania economy as Governor Ridge proposes a $200 million tax cut plan for the 2001 - 2002 budget, targeting the
state's capital stock and franchise tax.   The state is able to pay for these
cuts because of a projected $250 million budget surplus. In addition the Pennsylvania Biotechnology Association recently announced a push for a local biotech hub in Pennsylvania to enhance the state's position in the biotech community. Pennsylvania now has over 100 biotech firms, which will give the PA Growth Fund many opportunities to invest in this attractive sector for years to come.

Sincerely,

/s/Kenneth G. Mertz II

Kenneth G. Mertz II, CFA
Portfolio Manager
Chief Investment Officer

THE EMERALD SELECT BANKING AND FINANCE FUND
REPORT FROM MANAGEMENT

                                                               February 20, 2001

Dear Shareholder:

The Emerald Select Banking and Finance Fund had a good year and six months as the movement to value meant a move to bank and financials issues.

                                                       PERFORMANCE RESULTS FOR PERIODS ENDED DECEMBER 31, 2000
                                       ---------------------------------------------------------------------------------------
                                                                   AVERAGE ANNUAL RETURN
                                       TOTAL RETURN  ------------------------------------------------        TOTAL RETURN
FUND/INDEX                              SIX MONTHS   ONE YEAR    THREE YEARS    SINCE INCEPTION**<F3>    SINCE INCEPTION**<F3>
----------                              ----------   --------    -----------    ---------------------    ---------------------
Emerald Select Banking &
  Finance Fund - Class A*<F2>
   At NAV                                 21.99%      15.10%        2.17%               9.65%                    42.85%
   At MOP                                 16.18%       9.65%        0.53%               8.28%                    36.05%
Russell 2000 Index                        -5.80%      -2.92%        4.77%               8.69%                    38.07%
Morningstar - Financial
  Services Funds Index                    29.67%      27.28%       10.09%                n/a                      n/a

*<F2> Prior to 10/20/98 the Fund, called the Select Opportunities Fund, pursued a different objective.
**<F3>  Inception Date: 2/18/97

Past performance is no guarantee of future results. The Emerald Select Banking and Finance Fund returns at NAV do not include the effects of the Fund's maximum 4.75% sales charge; returns at MOP do. The Russell 2000 Index measures the performance returns of 2000 small-cap companies. Investments cannot be made in an index. The Morningstar Financial Funds Average represents 77, 73 and 46 financial services funds for total return without regard to sales charges for the Six Months, One Year and Three Year periods, respectively. All performance results assume reinvestment of dividends.

While the knee jerk reaction of portfolio managers is to invest in financial issues once the Federal Reserve moves to lower rates, we found this movement to be concentrated in the larger money center and super regionals. While we will invest in a few of these issues, the focus of the Fund is to invest in local community-based operations. We believe these represent the next movement of investors' attention. The move from big banks to mid-cap opportunities to smaller institutions will play out once again in this cycle. The smaller institutions offer the best valuations, a shield from a national economic slowdown, and a better quality loan portfolio that would normally be a concern in a slowing economy.

The emphasis of the Banking and Finance Fund is on valuation, management and market leadership. While we continue to focus on banks (over 60% of the portfolio), thrift institutions, insurance companies, REIT's and financial service firms also offer potential for above average returns. Thrifts may benefit from refinancings created by lower rates. Insurance company's investments are mainly fixed based and are therefore increasing in value. REIT's offer a high dividend yield, but we remain concerned over broader economic slowing in specific instances.

Overall we remain upbeat on this sector because the Federal Reserve remains in an easing mode which history proves is an advantage for financial institutions. Our focus on smaller institutions remains our main differentiator, and should benefit our value added over time. Consolidation is inevitable and we believe will be a major driving force over the next few years as goodwill amortization is eliminated and the search for earnings growth leads to more combinations in order to lower costs. The positives clearly outweigh the negatives for financial buyers in 2001.

As the technology sector was battered throughout 2000, the financial services sector enjoyed a renaissance of sorts following a rocky few years of its own.
We believe that both sectors, however, will continue to be recipients of many macro-economic and demographic trends we are following, such as the maturing of the "baby boomer" generation, the increasing globalization of world economies, and technology-related advancement and innovation. We are pleased to offer the Banking and Finance Fund as part of a long-term focused and properly diversified investment program.

Sincerely,

/s/Steven E. Russell                            /s/Kenneth G. Mertz II

Steven E. Russell, Esq.                         Kenneth G. Mertz II, CFA
Portfolio Manager                               Portfolio Manager

THE EMERALD SELECT TECHNOLOGY FUND
REPORT FROM MANAGEMENT

                                                               February 20, 2001

Dear Shareholder:

The NASDAQ Composite Index more than doubled in 1998 and 1999 and it seemed as though the sky was the limit for those companies addressing the build out of the Internet and increasing bandwidth and processing speeds. The market reached a fever pitch and climaxed on March 10th 2000, the day the NASDAQ hit its all time high. Within 11 weeks, the index fell 37 percent and finished the year down 39 percent.

                                                       PERFORMANCE RESULTS FOR PERIODS ENDED DECEMBER 31, 2000
                                       ---------------------------------------------------------------------------------------
                                                                   AVERAGE ANNUAL RETURN
                                       TOTAL RETURN  ------------------------------------------------        TOTAL RETURN
FUND/INDEX                              SIX MONTHS   ONE YEAR    THREE YEARS    SINCE INCEPTION**<F5>    SINCE INCEPTION**<F5>
----------                              ----------   --------    -----------    ---------------------    ---------------------
Emerald Select  Technology
  Fund - Class A*<F4>
   At NAV                                -35.50%      -37.17%      22.43%               23.51%                   95.43%
   At MOP                                -38.57%      -40.17%      20.46%               21.63%                   86.12%
Russell 2000 Index                        -5.80%       -2.92%       4.77%                5.27%                   17.70%
Morningstar - Technology
  Funds Index                            -36.35%      -32.22%      36.13%               33.00%                  146.73%

*<F4> Prior to 2/29/00 the Fund, called the Year 2000 Fund, focused on a specific industry within the technology sector.
**<F5>  Inception Date: 10/31/97

Past performance is no guarantee of future results. Emerald Select Technology Fund returns at NAV do not include the effects of the Fund's maximum 4.75% sales charge; returns at MOP do. The Russell 2000 Index measures the performance returns of 2000 small-cap companies. Investments cannot be made in an index. The Morningstar Technology Funds Average represents 266, 174, 67 and 63 technology funds, respectively, for total return without regard to sales charges for the Six Months, One Year, Three Years and Since Inception (10/31/97) periods. All performance results assume reinvestment of dividends.

The reality that you can actually lose money when investing in technology was sobering to the investment community and sent many investors running out of technology stocks and to the safe havens of defensive stocks. Past tech downturns seem to indicate that after such a significant drop, opportunistic investors may find it is the time to invest. During the past 11 years, significant corrections in the sector ultimately proved to be key opportunities.

In 1990 the NASDAQ dropped 26 percent in the third quarter. If you started buying in October of 1990, you would have doubled your money in 28 months. The only other time the NASDAQ finished a calendar year with a loss during the 1990s was in 1994 when it ended the year down three percent. During the following three years, the NASDAQ rose 111 percent. Of course, past performance is no guarantee of future results and only by looking back in time from some future point will we know the length and size of the recovery.

If this is not enough to get investors attracted to the technology sector once again, take note of the lower interest rate environment to come, which will eventually spark a rebound. Most investors are familiar with the axiom, when interest rates fall, buy financial stocks. A closer look at past rate cuts reveals some surprising trends. In fact, in the long run, in a rate-cutting environment, it is not financial services industries stocks that get the best results. A study of Fed rate cuts from 1980 to 1998 shows that, on average, health care and biotech companies gained 25 percent, technology stocks 26 percent and bank stocks 15 percent in the year after an initial rate cut. The effect increases when rates are cut more than once. That is exactly the type of Fed action likely to take place over the next several months.

A revival in the technology sector is most likely to be led by the semiconductor industry, the nuts and bolts of the tech revolution, where spending typically leads the way to a broader industry recovery.

Semiconductor sales were just under $20 billion in December, up 22.6 percent year over year, according to the Semiconductor Industry Association (SIA).
Total sales for the year in 2000 were $204 billion, up 36.8% year over year. This is much faster growth than the average annual 10-year rate for integrated circuits of around 15 percent. That growth rate has had a major impact on the economic expansion of the past decade. The SIA projects that semiconductor sales will increase by 22 percent in 2001, the Emerald investment team believes that the economic conditions might slow that growth rate. The year 2001 will see continued volatility and uncertainty in the first half but demand for mobile devices, PDAs and the build out of the telecom infrastructure has the industry poised for a rebound in the second half of this year.

Speaking of telecom infrastructure, what happened to the industry that was supposed to change the way we live and do businesso

It was not supposed to be this way. When the Telecommunications Act of 1996 was signed into law almost five years ago, the investment community predicted that a new era of telecom competition was to come. Cable companies would get into the local phone business; local phone companies would get into the long distance business; and new technologies would be deployed everywhere, to the benefit of consumers and businesses alike.

But the road to open competition has turned out to be a long rough road with many obstacles. The "Baby Bells" have successfully retained a lock on the local telephone business, and thus have been barred from entering the long distance business. The RBOCs have also managed to drag their feet when allowing access to copper lines, thus the purveyors of high speed Internet access are either bankrupt or nearly so. Cable companies have stayed away from the telephone business in droves.

The investment team at Emerald believes that a rapid and broad based deployment of new technologies and infrastructure, especially broadband services, is critical to our increasingly tech-driven economy. Thus, both the research team and portfolio management team will continue to focus on investments in telecom, fiber optic and infrastructure companies that will aid in powering the data highway.

This is a highway that is becoming faster everyday. Ethernet vendors continue to push speed limits. As Gigabit Ethernet captures a growing share of the LAN market, vendors are introducing proprietary products that operate at 10Gbps. The high-speed networking devices will show up first in wide area networks and aggregation networks, and eventually will appear in company LANs.

For now, the quickening pace of Gigabit Ethernet adoption in company LANs is behind the movement to 10-Gigabit Ethernet in wide area and metro networks. The faster technology will be used to aggregate multiple Gigabit Ethernet circuits for transmission of data across greater distances.

As the sheer volume of data produced by businesses continues to skyrocket, companies in the storage area network (SAN) market that made it easier to manage that data continues to attract money. Companies that sell a file system and backup-and-recovery software will help customers better understand the details behind the data residing on disks, saving them both time and money and create value from the data flow.

The industry will begin to develop hybrid systems that can operate as a storage area network based on the fiber channel network or as network attached storage based on the IP networks. With it, companies will not have to maintain systems on two distinct networks.

We believe that the selling pressure in the technology sector will be looked at as an enormous buying opportunity 12 months from now. The data revolution in technology is only in its infancy and will continue for many years to come.
Even as the volatility and uncertainty in the tech sector continues, Emerald continues to stick to its fundamental bottom-up investment style, which in the long run we hope will provide our fellow shareholders with significant returns. Our analysts continue to focus on companies with new revolutionary technologies, strong management teams and that are market leaders.

Once the near term inventory issues have been resolved and expectations have been adjusted, Emerald believes we will again see record growth in the technology sector in the second half of 2001.

Sincerely,

/s/Steven E. Russell                            /s/Kenneth G. Mertz II

Steven E. Russell, Esq.                         Kenneth G. Mertz II, CFA
Portfolio Manager                               Portfolio Manager

EMERALD MUTUAL FUNDS -- HOMESTATE PENNSYLVANIA GROWTH FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)                          DECEMBER 31, 2000

                                                                     MARKET
                                                         SHARES       VALUE
                                                         ------      ------
COMMON STOCKS -- 97.1%

AEROSPACE & DEFENSE -- 2.0%
   Innovative Solutions and Support, Inc.*<F6>           35,500   $    621,805
   Triumph Group, Inc.*                                  38,600      1,582,600
                                                                  ------------
   TOTAL AEROSPACE & DEFENSE                                         2,204,405
                                                                  ------------

COMMUNICATIONS & BROADCASTING -- 5.0%
   Comcast Corporation -- Class A*<F6>                   13,280        554,440
   Entercom Communications Corp.*<F6>                    76,270      2,626,548
   4Kids Entertainment, Inc.*<F6>^<F7>                   78,915        705,303
   Pegasus Communications Corporation*<F6>               60,400      1,555,300
                                                                  ------------
   TOTAL COMMUNICATIONS & BROADCASTING                               5,441,591
                                                                  ------------

FINANCE & INSURANCE -- 9.1%

   INSURANCE CARRIERS -- 2.4%
   Donegal Group Inc.                                    10,600        100,700
   Penn-America Group, Inc.                              95,420        727,578
   Penn Treaty American Corporation*<F6>                 58,700      1,027,250
   Philadelphia Consolidated Holding Corp.*<F6>          26,700        824,363
                                                                  ------------
                                                                     2,679,891
                                                                  ------------

   INVESTMENT COMPANIES -- 1.3%
   Federated Investors, Inc.                             48,450      1,411,106
                                                                  ------------

   SAVINGS, CREDIT & OTHER FINANCIAL INSTITUTIONS -- 1.4%
   Parkvale Financial Corporation                        23,750        489,844
   Progress Financial Corporation                       114,268        814,160
   Sovereign Bancorp, Inc.                               25,000        203,125
                                                                  ------------
                                                                     1,507,129
                                                                  ------------

   STATE & NATIONAL BANKS -- 4.0%
   Community Banks, Inc.                                  3,200         65,600
   Drovers Bancshares Corporation                        13,738        373,502
   First Colonial Group, Inc.                            29,711        401,099
   Harleysville National Corporation                     28,665        994,317
   Republic First Bancorp, Inc.*<F6>                     77,400        290,250
   Royal Bancshares of Pennsylvania, Inc. - Class A      33,919        479,106
   S&T Bancorp, Inc.                                     40,150        868,244
   Sun Bancorp, Inc.                                     24,101        340,427
   Susquehanna Bancshares, Inc.                          20,000        330,000
   Univest Corporation of Pennsylvania                   10,100        225,988
                                                                  ------------
                                                                     4,368,533
                                                                  ------------
   TOTAL FINANCE & INSURANCE                                         9,966,659
                                                                  ------------

FOOD, BEVERAGES & TOBACCO -- 2.4%
   Hershey Foods Corporation                             40,300      2,594,313
                                                                  ------------

MANUFACTURING -- 41.1%

   BIOTECHNOLOGY -- 12.4%
   Celgene Corporation*<F6>^<F7>                         44,330      1,440,725
   Cephalon, Inc.*<F6>                                   51,700      3,273,256
   Cubist Pharmaceuticals, Inc.*<F6>^<F7>                31,010        899,290
   CV Therapeutics, Inc.*<F6>^<F7>                        1,600        113,200
   Emisphere Technologies, Inc.*<F6>^<F7>                70,140      1,753,500
   Endo Pharmaceuticals Holdings, Inc.*<F6>              32,750        196,500
   InKine Pharmaceutical Company, Inc.*<F6>              45,700        337,037
   Matrix Pharmaceutical, Inc.*<F6>^<F7>                 73,700      1,262,112
   Neose Technologies, Inc.*<F6>                        112,310      3,706,230
   OraPharma, Inc.*<F6>                                  45,400        601,550
                                                                  ------------
                                                                    13,583,400
                                                                  ------------

   BUILDING & HOUSING -- 0.1%
   Berger Holdings, Ltd.*<F6>                            69,050         99,259
                                                                  ------------

   CHEMICALS & ALLIED PRODUCTS -- 1.6%
   OM Group, Inc.                                        32,730      1,787,876
                                                                  ------------

   COMPUTER & OFFICE EQUIPMENT -- 0.4%
   Silicon Storage Technology, Inc.*<F6>^<F7>            34,850        411,666
                                                                  ------------

   MISCELLANEOUS ELECTRICAL MACHINERY, EQUIPMENT & SUPPLIES -- 13.0%
   Allen Organ Company - Class B                          8,794        466,082
   AMETEK, Inc.                                          37,500        972,656
   C&D Technologies, Inc.                                89,140      3,849,734
   Herley Industries, Inc*<F6>                           83,410      1,386,691
   Semitool, Inc.*<F6>^<F7>                               4,250         41,172
   Spectrum Control, Inc.*<F6>                           54,700        550,419
   Technitrol, Inc.                                      41,800      1,719,025
   Teleflex Incorporated                                 54,410      2,404,242
   TranSwitch Corporation*<F6>^<F7>                      36,620      1,432,758
   Vishay Intertechnology, Inc.*<F6>                     89,825      1,358,603
                                                                  ------------
                                                                    14,181,382
                                                                  ------------

   MISCELLANEOUS INDUSTRIAL MACHINERY & EQUIPMENT -- 4.7%
   Kennametal Inc.                                       32,500        946,563
   Met-Pro Corporation                                   89,500        921,850
   Paragon Technologies, Inc.                           204,715      1,637,720
   Penn Engineering & Manufacturing Corp.                 5,000        176,250
   SPS Technologies, Inc.*<F6>                           27,000      1,479,938
                                                                  ------------
                                                                     5,162,321
                                                                  ------------

   PAPER & FOREST PRODUCTS -- 0.6%
   P.H. Glatfelter Company                               50,560        629,472
                                                                  ------------

   PHARMACEUTICAL PREPARATIONS -- 1.5%
   King Pharmaceuticals, Inc.*<F6>^<F7>                  31,500      1,628,156
                                                                  ------------

   PRECISION INSTRUMENTS & MEDICAL SUPPLIES -- 2.8%
   ChromaVision Medical Systems, Inc.*<F6>^<F7>          87,830        230,554
   Environmental Tectonics Corporation*<F6>             185,100      1,365,112
   Kensey Nash Corporation*<F6>                         117,500      1,189,687
   Medical Technology & Innovations, Inc.*<F6>        1,301,779        110,651
   ThermoGenesis Corp.*<F6>^<F7>                         75,000        131,250
                                                                  ------------
                                                                     3,027,254
                                                                  ------------

   SOFTWARE -- 0.2%
   MSC. Software Corp.^<F7>                              27,000        211,950
   Prophet 21, Inc.*<F6>                                  2,000         11,000
                                                                  ------------
                                                                       222,950
                                                                  ------------

   STEEL PRODUCTS -- 0.1%
   Carpenter Technology Corporation                       5,000        175,000
                                                                  ------------

   TELECOMMUNICATIONS EQUIPMENT -- 3.7%
   C-COR.net Corp.*<F6>                                  65,010        631,816
   Cable Design Technologies Corporation*<F6>            94,965      1,596,599
   Clarent Corporation*<F6>^<F7>                         30,000        339,375
   SeaChange International, Inc.*<F6>^<F7>               72,900      1,480,781
                                                                  ------------
                                                                     4,048,571
                                                                  ------------
   TOTAL MANUFACTURING                                              44,957,307
                                                                  ------------

REAL ESTATE INVESTMENT TRUSTS -- 4.9%
   Brandywine Realty Trust                              105,000      2,172,187
   Crown American Realty Trust                          110,000        584,375
   Liberty Property Trust                                84,560      2,415,245
   Resource Asset Investment Trust                       10,000        123,200
                                                                  ------------
   TOTAL REAL ESTATE INVESTMENT TRUSTS                               5,295,007
                                                                  ------------

SERVICES -- 25.0%

   BUSINESS SERVICES -- 1.4%
   DiamondCluster International, Inc. _
     Class A*<F6>^<F7>                                      915         27,907
   FreeMarkets, Inc.*<F6>                                10,850        206,150
   Sanchez Computer Associates, Inc.*<F6>               155,750      1,284,937
                                                                  ------------
                                                                     1,518,994
                                                                  ------------

   COMPUTER SERVICES -- 5.2%
   Amkor Technology, Inc.*<F6>                           71,505      1,109,445
   Ansoft Corporation*<F6>                               77,060        520,155
   Black Box Corporation*<F6>                            15,010        725,171
   Infonautics, Inc. - Class A*<F6>                     200,880        144,383
   SunGard Data Systems Inc.*<F6>                        66,880      3,151,720
                                                                  ------------
                                                                     5,650,874
                                                                  ------------

   OIL & GAS SERVICES -- 13.1%
   Barrett Resources Corporation*<F6>^<F7>               10,000        568,125
   Equitable Resources, Inc.                             55,000      3,671,250
   Hallwood Energy Corporation*<F6>^<F7>                  6,400         60,800
   Horizon Offshore, Inc.*<F6>^<F7>                      19,100        377,225
   Lone Star Technologies, Inc.*<F6>^<F7>                12,400        477,400
   Louis Dreyfus Natural Gas Corp.*<F6>^<F7>             40,000      1,832,500
   Lufkin Industries, Inc.^<F7>                           2,000         35,875
   Maverick Tube Corporation*<F6>^<F7>                   40,000        905,000
   Patterson Energy, Inc.*<F6>^<F7>                       9,000        335,250
   Penn Virginia Corporation                             12,950        429,778
   Quicksilver Resources Inc.*<F6>^<F7>                  25,400        244,475
   Remington Oil & Gas Corporation*<F6>^<F7>             10,000        130,000
   UTI Energy Corp.*<F6>^<F7>                           106,000      3,484,750
   Unit Corporation*<F6>^<F7>                            95,300      1,804,744
                                                                  ------------
                                                                    14,357,172
                                                                  ------------

   PERSONAL SERVICES -- 2.2%
   Education Management Corporation*<F6>                 68,350      2,443,512
                                                                  ------------

   PHARMACEUTICAL SERVICES -- 1.4%
   3 Dimensional Pharmaceuticals, Inc.*<F6>              54,500        807,281
   Discovery Partners International*<F6>^<F7>            57,700        699,612
                                                                  ------------
                                                                     1,506,893
                                                                  ------------

   TELECOMMUNICATION SERVICES -- 1.7%
   D&E Communications, Inc.                               7,195        156,042
   Triton PCS Holdings, Inc. - Class A*<F6>              50,950      1,729,116
                                                                  ------------
                                                                     1,885,158
                                                                  ------------
   TOTAL SERVICES                                                   27,362,603
                                                                  ------------

UTILITIES -- 2.0%
   Philadelphia Suburban Corporation                     87,995      2,155,877
                                                                  ------------

WHOLESALE & RETAIL TRADE -- 5.6%

   MISCELLANEOUS RETAIL STORES -- 2.1%
   Electronics Boutique Holdings Corp.*<F6>             129,010      2,257,675
                                                                  ------------

   RETAIL APPAREL & ACCESSORY STORES -- 2.4%
   Abercrombie & Fitch Co.*<F6>^<F7>                     20,000        400,000
   Charming Shoppes, Inc.*<F6>                          239,590      1,437,540
   Jones Apparel Group, Inc.*<F6>                        25,000        804,687
                                                                  ------------
                                                                     2,642,227
                                                                  ------------

   WHOLESALE MISCELLANEOUS -- 1.1%
   AmeriSource Health Corporation - Class A*<F6>         25,080      1,266,540
                                                                  ------------
   TOTAL WHOLESALE & RETAIL TRADE                                    6,166,442
                                                                  ------------
   TOTAL COMMON STOCKS (COST $89,905,405)                          106,144,204
                                                                  ------------

                                                       PRINCIPAL
                                                         AMOUNT
                                                       ---------
SHORT-TERM INVESTMENTS -- 3.9%

   VARIABLE RATE DEMAND NOTES #<F8> -- 3.9%
   American Family Financial Services Inc., 6.24%    $  156,720        156,720
   Sara Lee Corporation, 6.25%                          781,242        781,242
   Wisconsin Corporate Central Credit Union, 6.32%    1,351,444      1,351,444
   Wisconsin Electric Power Company, 6.24%            1,926,310      1,926,310
                                                                  ------------
   TOTAL SHORT-TERM INVESTMENTS (COST $4,215,716)                    4,215,716
                                                                  ------------
TOTAL INVESTMENTS (COST OF $94,121,121) -- 101.0%                  110,359,920
                                                                  ------------
OTHER ASSETS AND LIABILITIES, NET -- (1.0%)                         (1,091,069)
                                                                  ------------
NET ASSETS -- 100.0%                                              $109,268,851
                                                                  ------------
                                                                  ------------

*<F6>   Non-income producing security.
^<F7> Non-Pennsylvania Company as defined in the Fund's current prospectus (the aggregate value of such securities amounted to $23,465,455 as of December 31, 2000).
#<F8> Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of December 31, 2000.

See accompanying Notes to Financial Statements

EMERALD MUTUAL FUNDS -- SELECT BANKING AND FINANCE FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)                          DECEMBER 31, 2000

                                                                       MARKET
                                                         SHARES        VALUE
                                                         ------        ------
COMMON STOCKS -- 95.4%

FINANCE & INSURANCE -- 86.4%

   INSURANCE CARRIERS -- 4.4%
   Motor Club of America *<F9>                            2,500    $    21,563
   Penn Treaty American Corporation *<F9>                 9,400        164,500
   Philadelphia Consolidated Holding Corp. *<F9>         12,100        373,588
                                                                   -----------
                                                                       559,651
                                                                   -----------

   INVESTMENT COMPANIES -- 2.7%
   Federated Investors, Inc.                              7,700        224,263
   Gabelli Asset Management Inc. - Class A*<F9>           3,600        119,475
                                                                   -----------
                                                                       343,738
                                                                   -----------

   SAVINGS, CREDIT & OTHER FINANCIAL INSTITUTIONS -- 12.4%
   Brookline Bancorp, Inc.                               11,600        133,400
   First Keystone Financial, Inc.                         9,000         93,375
   Hudson City Bancorp, Inc.                             20,000        405,000
   Irwin Financial Corporation                            3,500         74,156
   Laurel Capital Group, Inc.                             4,750         70,211
   Net.B@nk, Inc.*<F9>                                    6,000         39,375
   OceanFirst Financial Corp.                             8,900        219,163
   Progress Financial Corporation                        31,958        227,701
   Sovereign Bancorp, Inc.                               12,000         97,500
   Webster Financial Corporation                          8,000        226,500
                                                                   -----------
                                                                     1,586,381
                                                                   -----------

   STATE & NATIONAL BANKS -- 66.9%
   Alabama National BanCorporation                       12,000        271,500
   Arrow Financial Corporation                            4,600         89,125
   BB&T Corporation                                       2,000         74,625
   Banknorth Group, Inc.                                 13,687        272,885
   Centura Banks, Inc.                                    3,150        151,987
   Century Bancorp, Inc. - Class A                        2,500         36,719
   Commerce Bancorp, Inc.                                 5,200        355,550
   Community Bancshares Incorporated                      1,200         21,150
   Community Independent Bank Inc.                        3,200         60,800
   Drovers Bancshares Corporation                        11,576        314,722
   FCNB Corp.                                            14,000        378,000
   First Charter Corporation                             11,000        163,625
   First Colonial Group, Inc.                             3,307         44,644
   Fulton Financial Corporation                          13,135        302,926
   Harleysville National Corporation                     12,941        448,891
   Hudson United Bancorp                                 16,287        341,009
   Legacy Bank of Harrisburg*<F9>                        17,392        200,008
   M&T Bank Corporation                                   5,796        394,129
   Mercantile Bankshares Corporation                     12,000        518,250
   National Commerce Bancorporation                       9,800        242,550
   National Penn Bancshares, Inc.                         8,612        173,855
   Oak Hill Financial, Inc.                              10,000        145,625
   PNC Financial Services Group                           7,000        511,437
   Regions Financial Corporation                         10,000        273,125
   Republic Bancorp Inc.                                  8,000         86,500
   Republic First Bancorp, Inc.*<F9>                     21,800         81,750
   Royal Bancshares of Pennsylvania, Inc. - Class A      16,921        239,009
   S&T Bancorp, Inc.                                     15,400        333,025
   Sky Financial Group, Inc.                             15,391        257,799
   Southern Financial Bancorp, Inc.                       6,500         82,875
   SouthTrust Corporation                                 2,000         81,375
   Summit Bancorp.                                       11,537        440,569
   Sun Bancorp, Inc.                                      8,088        114,243
   Sun Bancorp, Inc. - New Jersey *<F9>                  18,000        128,250
   Susquehanna Bancshares, Inc.                           5,000         82,500
   UCBH Holdings, Inc.*<F9>                               5,500        256,438
   U.S.B. Holding Co., Inc.                               1,900         23,869
   United National Bancorp                                1,400         26,862
   Valley National Bancorp                                5,000        166,562
   Yardville National Bancorp                            30,900        372,731
                                                                   -----------
                                                                     8,561,494
                                                                   -----------
   TOTAL FINANCE & INSURANCE                                        11,051,264
                                                                   -----------

REAL ESTATE INVESTMENT TRUSTS -- 7.4%
   Brandywine Realty Trust                               15,000        310,312
   Crown American Realty Trust                           10,000         53,125
   Liberty Property Trust                                12,000        342,750
   Resource Asset Investment Trust                       20,000        246,400
                                                                   -----------
   TOTAL REAL ESTATE INVESTMENT TRUSTS                                 952,587
                                                                   -----------

SERVICES -- 1.6%

   COMPUTER SERVICES -- 1.6%
   Sanchez Computer Associates, Inc. *<F9>               24,500        202,125
                                                                   -----------

   TOTAL COMMON STOCKS (COST $11,613,106)                           12,205,976
                                                                   -----------

                                                       PRINCIPAL
                                                         AMOUNT
                                                       ---------
SHORT-TERM INVESTMENTS -- 5.3%

   VARIABLE RATE DEMAND NOTES #<F10> -- 5.3%
   American Family Financial Services Inc., 6.24%      $ 29,177         29,177
   Sara Lee Corporation, 6.25%                          222,414        222,414
   Wisconsin Corporate Central Credit Union, 6.32%      411,677        411,677
   Wisconsin Electric Power Company, 6.24%               13,289         13,289
                                                                   -----------
   TOTAL SHORT-TERM INVESTMENTS (COST $676,557)                        676,557
                                                                   -----------
TOTAL INVESTMENTS (COST $12,289,663) -- 100.7%                      12,882,533
                                                                   -----------
OTHER ASSETS AND LIABILITIES, NET -- (0.7%)                            (94,013)
                                                                   -----------
NET ASSETS -- 100.0%                                               $12,788,520
                                                                   -----------
                                                                   -----------

*<F9>   Non-income producing security.
#<F10> Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of December 31, 2000.

See accompanying Notes to Financial Statements

EMERALD MUTUAL FUNDS -- SELECT TECHNOLOGY FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)                          DECEMBER 31, 2000

                                                                       MARKET
                                                         SHARES        VALUE
                                                         ------        ------
COMMON STOCKS -- 90.3%

MANUFACTURING -- 74.3%

   BIOTECHNOLOGY -- 29.7%
   Abgenix, Inc.*<F11>                                    6,700    $   395,719
   Adolor Corporation*<F11>                                 600         13,200
   AeroGen, Inc.*<F11>                                    2,900         30,813
   Biopure Corporation*<F11>                              6,600        132,000
   Celgene Corporation*<F11>                              6,000        195,000
   Cephalon, Inc.*<F11>                                   4,200        265,913
   Cubist Pharmaceuticals, Inc.*<F11>                     8,050        233,450
   CV Therapeutics, Inc.*<F11>                            5,545        392,309
   Emisphere Technologies, Inc.*<F11>                    10,000        250,000
   Esperion Therapeutics, Inc.*<F11>                      6,800         73,950
   Human Genome Sciences, Inc.*<F11>                      2,400        166,350
   InKine Pharmaceutical Company, Inc.*<F11>             20,000        147,500
   Kosan Biosciences, Inc.*<F11>                          2,500         26,250
   Matrix Pharmaceutical, Inc.*<F11>                     11,500        196,938
   Neose Technologies, Inc.*<F11>                        14,900        491,700
   NPS Pharmaceuticals, Inc.*<F11>                        5,400        259,200
   Tanox, Inc.*<F11>                                      7,000        274,312
                                                                   -----------
                                                                     3,544,604
                                                                   -----------

   COMPUTER & OFFICE EQUIPMENT -- 6.8%
   Brocade Communications Systems, Inc.*<F11>             3,600        330,525
   Iomega Corporation*<F11>                              37,700        127,049
   Silicon Storage Technology, Inc.*<F11>                12,350        145,884
   VERITAS Software Corporation*<F11>                     2,400        210,000
                                                                   -----------
                                                                       813,458
                                                                   -----------

   MISCELLANEOUS ELECTRICAL MACHINERY, EQUIPMENT & SUPPLIES -- 17.3%
   ACT Manufacturing, Inc.*<F11>                          5,000         78,750
   Applied Micro Circuits Corporation*<F11>               1,400        105,066
   Bel Fuse Inc. - Class A*<F11>                          8,000        268,000
   Benchmark Electronics, Inc.*<F11>                      5,000        112,813
   Intersil Holding Corporation*<F11>                     6,800        155,975
   Semitool, Inc.*<F11>                                  14,600        141,438
   Technitrol, Inc.                                       4,800        197,400
   TranSwitch Corporation*<F11>                           7,400        289,525
   TTM Technologies, Inc.*<F11>                          17,500        248,281
   Vishay Intertechnology, Inc.*<F11>                    11,050        167,131
   Vitesse Semiconductor Corporation*<F11>                5,400        298,687
                                                                   -----------
                                                                     2,063,066
                                                                   -----------

   PRECISION INSTRUMENTS & MEDICAL SUPPLIES -- 0.6%
   Fusion Medical Technologies, Inc.*<F11>               10,000         40,000
   IGEN International, Inc.*<F11>                         2,000         24,625
                                                                   -----------
                                                                        64,625
                                                                   -----------

   SOFTWARE -- 4.9%
   Informax, Inc.*<F11>                                   1,000         10,375
   Micromuse Inc.*<F11>                                   1,700        102,611
   Quest Software, Inc.*<F11>                             5,900        165,569
   Siebel Systems, Inc.*<F11>                             1,500        101,437
   Wind River Systems, Inc.*<F11>                         6,000        204,750
                                                                   -----------
                                                                       584,742
                                                                   -----------

   TELECOMMUNICATIONS EQUIPMENT -- 15.0%
   AudioCodes Ltd.*<F11>+<F14>                            8,400        113,925
   CIENA Corporation*<F11>                                1,600        130,000
   Clarent Corporation*<F11>                              6,500         73,531
   Corning Incorporated                                   2,000        105,625
   MRV Communications, Inc.*<F11>                         7,300         97,637
   ONI Systems Corp.*<F11>                                4,200        166,162
   Oplink Communications, Inc.*<F11>                     10,000        180,625
   Peco II, Inc.*<F11>                                    1,200         31,050
   Powerwave Technologies, Inc.*<F11>                     6,100        356,850
   QUALCOMM Inc.*<F11>                                    3,200        263,000
   SeaChange International, Inc.*<F11>                    9,500        192,969
   WJ Communications, Inc.*<F11>                          5,000         71,250
                                                                   -----------
                                                                     1,782,624
                                                                   -----------
   TOTAL MANUFACTURING                                               8,853,119
                                                                   -----------

SERVICES -- 16.0%

   BUSINESS SERVICES -- 4.9%
   Celestica Inc.*<F11>                                   4,000        217,000
   DiamondCluster International, Inc. _
     Class A*<F11>1<F13>                                  5,500        167,750
   Sanchez Computer Associates, Inc.*<F11>1<F13>         24,000        198,000
                                                                   -----------
                                                                       582,750
                                                                   -----------

   COMPUTER SERVICES -- 3.2%
   Extreme Networks, Inc.*<F11>                           4,000        156,500
   SunGard Data Systems Inc.*<F11>                        3,400        160,225
   VeriSign, Inc.*<F11>                                     600         44,512
   Websense, Inc.*<F11>                                   2,000         29,000
                                                                   -----------
                                                                       390,237
                                                                   -----------

   PHARMACEUTICAL SERVICES -- 3.2%
   Discovery Partners International*<F11>                21,100        255,838
   Rosetta Inpharmatics, Inc.*<F11>                       7,800        124,800
                                                                   -----------
                                                                       380,638
                                                                   -----------

   TELECOMMUNICATION SERVICES -- 4.7%
   Cosine Communications, Inc.*<F11>                      6,600         91,575
   Powertel, Inc.*<F11>                                   3,000        185,812
   VoiceStream Wireless Corporation*<F11>                 2,800        281,750
                                                                   -----------
                                                                       559,137
                                                                   -----------
   TOTAL SERVICES                                                    1,912,762
                                                                   -----------
   TOTAL COMMON STOCKS (COST $12,048,025)                           10,765,881
                                                                   -----------

                                                       PRINCIPAL
                                                         AMOUNT
                                                       ---------
SHORT-TERM INVESTMENTS -- 9.6%

   VARIABLE RATE DEMAND NOTES #<F12> -- 9.6%
   American Family Financial Services Inc., 6.24%      $234,876        234,876
   Sara Lee Corporation, 6.25%                          149,411        149,411
   Wisconsin Corporate Central Credit Union, 6.32%      502,592        502,592
   Wisconsin Electric Power Company, 6.24%              250,868        250,868
                                                                   -----------
   TOTAL SHORT-TERM INVESTMENTS (COST $1,137,747)                    1,137,747
                                                                   -----------
TOTAL INVESTMENTS (COST $13,185,772) -- 99.9%                       11,903,628
                                                                   -----------

                                                         SHARES
                                                         ------
SECURITIES SOLD SHORT -- (1.6%)
   EntreMed, Inc.                                         8,000       (138,000)
   Intelidata Technologies Corporation                   15,000        (38,906)
   Vysis, Inc.                                            2,000        (16,875)
                                                                   -----------
   TOTAL SECURITIES SOLD SHORT (PROCEEDS $300,708)                    (193,781)
                                                                   -----------
OTHER  ASSETS AND LIABILITIES, NET -- 1.7%                             209,399
                                                                   -----------
NET ASSETS -- 100.0%                                               $11,919,246
                                                                   -----------
                                                                   -----------

*<F11>  Non-income producing security.
#<F12> Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of December 31, 2000.
1<F13> All or a portion of the securities have been committed for collateral for open short positions.
+<F14>  Foreign Security.

See accompanying Notes to Financial Statements

EMERALD MUTUAL FUNDS -- NATIONAL SMALL-CAP EQUITY FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)                          DECEMBER 31, 2000

                                                       PRINCIPAL       MARKET
                                                         AMOUNT        VALUE
                                                       ---------       ------
SHORT-TERM INVESTMENTS -- 60.7%
   VARIABLE RATE DEMAND NOTES #<F15> -- 60.7%
   American Family Financial Services Inc., 6.24%       $15,263       $ 15,263
   Sara Lee Corporation, 6.25%                           15,263         15,263
   Wisconsin Corporate Central Credit Union, 6.32%       15,263         15,263
   Wisconsin Electric Power Company, 6.24%               15,263         15,263
                                                                      --------
   TOTAL SHORT-TERM INVESTMENTS (COST $61,052)                          61,052
                                                                      --------
OTHER ASSETS AND LIABILITIES, NET -- 39.3%                              39,538
                                                                      --------
NET ASSETS -- 100.0%                                                  $100,590
                                                                      --------
                                                                      --------

#<F15> Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of December 31, 2000.

See accompanying Notes to Financial Statements

EMERALD MUTUAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)             DECEMBER 31, 2000

                                                                    HOMESTATE        SELECT           SELECT          NATIONAL
                                                                  PENNSYLVANIA     BANKING AND      TECHNOLOGY        SMALL-CAP
                                                                   GROWTH FUND    FINANCE FUND         FUND       EQUITY FUND*<F16>
                                                                   -----------    ------------      ----------    -----------------
ASSETS
Investments in securities at market value (identified cost
  $94,121,121, $12,289,663,  $13,185,772 and $61,052
  respectively) (Note 2)                                          $110,359,920     $12,882,533     $11,903,628        $ 61,052
Deposits with brokers and custodian bank
  for securities sold short                                                 --              --         697,653              --
Receivables for:
   Dividends and interest                                              103,592          43,500          46,244             142
   Investment securities sold                                          177,016              --         124,407              --
   Capital shares sold                                                   3,887              20              --          37,877
   Receivable from Adviser                                                  --              --              --          28,387
Other assets                                                            41,541          14,972          28,575             418
                                                                  ------------     -----------     -----------        --------
          Total assets                                             110,685,956      12,941,025      12,800,507         127,876
                                                                  ------------     -----------     -----------        --------

LIABILITIES
Securities sold short at market value (proceeds $0,
  $0,$300,708 and $0 respectively) (Note 2)                                 --              --         193,781              --
Payables for:
   Investment securities purchased                                     776,970          87,958         542,387              --
   Capital shares repurchased                                          297,546              --          41,795              --
   Payable to Adviser                                                   68,498           3,948           7,464              --
Accrued expenses and other liabilities                                 274,091          60,599          95,834          27,286
                                                                  ------------     -----------     -----------        --------
          Total Liabilities                                          1,417,105         152,505         881,261          27,286
                                                                  ------------     -----------     -----------        --------
NET ASSETS                                                        $109,268,851     $12,788,520     $11,919,246        $100,590
                                                                  ------------     -----------     -----------        --------
                                                                  ------------     -----------     -----------        --------

NET ASSETS CONSIST OF:
Shares of beneficial interest                                     $ 93,728,908     $12,482,534     $13,217,264        $100,571
Accumulated net investment income                                           --              --              --              19
Accumulated net realized loss on investments                          (698,856)       (286,884)       (122,801)             --
Net unrealized appreciation (depreciation) on investments           16,238,799         592,870      (1,282,144)             --
Net unrealized appreciation on securities sold short                        --              --         106,927              --
                                                                  ------------     -----------     -----------        --------
          Net assets                                              $109,268,851     $12,788,520     $11,919,246        $100,590
                                                                  ------------     -----------     -----------        --------
                                                                  ------------     -----------     -----------        --------

CLASS A:
NET ASSETS VALUE AND REDEMPTION PRICE PER SHARE
  ($108,244,706/9,302,436 issued and outstanding shares, no par value; $12,342,496/915,951 issued and outstanding shares, no par value; $11,509,455/707,849 issued and outstanding shares, no par value and $88,109/8,813 issued and outstanding shares,
  no par value, respectively)                                           $11.64          $13.48          $16.26          $10.00
                                                                        ------          ------          ------          ------
                                                                        ------          ------          ------          ------

Maximum offering price per share (100/95.25 of $11.64, 100/95.25 of $13.48, 100/95.25 of $16.26 and 100/95.25 of $10.00,
  respectively)                                                         $12.22          $14.15          $17.07          $10.50
                                                                        ------          ------          ------          ------
                                                                        ------          ------          ------          ------

CLASS C:
NET ASSETS VALUE AND REDEMPTION PRICE PER SHARE
  ($1,024,145/88,345 issued and outstanding shares, no par
  value; $446,024/33,165 issued and outstanding shares, no
  par value; $409,791/25,267 issued and outstanding no par
  value and $12,481/1,250 issued and outstanding shares,
  no par value, respectively)                                           $11.59          $13.45          $16.22          $ 9.98
                                                                        ------          ------          ------          ------
                                                                        ------          ------          ------          ------

Maximum offering price per share (100/99.00 of $11.59, 100/99.00 of $13.45, 100/99.00 of $16.22 and 100/99.00 of $9.98,
  respectively)                                                         $11.71          $13.59          $16.38          $10.08
                                                                        ------          ------          ------          ------
                                                                        ------          ------          ------          ------

*<F16> National Small-Cap Equity Fund's commencement of operations was October 31, 2000.

See accompanying Notes to Financial Statements

EMERALD MUTUAL FUNDS
STATEMENTS OF OPERATIONS (UNAUDITED)

                                                                                                                    FOR THE PERIOD
                                                                                                                     OCTOBER 31,
                                                                                                                      2000*<F17>
                                                                                                                       THROUGH
                                                                                 FOR THE SIX MONTHS ENDED            DECEMBER 31,
                                                                                    DECEMBER 31, 2000                    2000
                                                                        -----------------------------------------    ------------
                                                                          HOMESTATE       SELECT         SELECT        NATIONAL
                                                                        PENNSYLVANIA    BANKING AND    TECHNOLOGY      SMALL-CAP
                                                                         GROWTH FUND   FINANCE FUND       FUND        EQUITY FUND
                                                                         -----------   ------------    ----------     -----------
INVESTMENT INCOME:
   Dividends                                                            $    480,994    $  206,768     $       761     $     --
   Interest                                                                  248,504        26,870          59,086          151
                                                                        ------------    ----------     -----------     --------
          Total investment income                                            729,498       233,638          59,847          151
                                                                        ------------    ----------     -----------     --------

EXPENSES:
   Investment Advisory fees                                                  466,263        58,051          85,661           39
   12b-1 fees - Class A                                                      216,266        19,851          41,945           11
   12b-1 fees - Class C                                                        3,853         1,361           1,810           21
   Shareholder servicing and accounting                                      105,413        34,641          48,760       11,407
   Professional fees                                                          24,406         9,246          12,173        3,660
   Trustees' fees and expenses                                                 5,260         2,279           2,379          793
   Administration fees                                                        42,768        24,183          25,508        8,357
   Reports to shareholders                                                    18,520         1,112           3,238          549
   Federal and state registration fees                                        17,198        10,919          23,971        2,623
   Custody fees                                                               17,495         2,276           4,849          915
   Other                                                                      17,627         1,226           2,402          183
                                                                        ------------    ----------     -----------     --------
          Total expenses before fee waivers                                  935,069       165,145         252,696       28,558
   Advisory fee waived                                                            --       (27,718)         (3,437)     (28,426)
                                                                        ------------    ----------     -----------     --------
          Total net expenses                                                 935,069       137,427         249,259          132
                                                                        ------------    ----------     -----------     --------
NET INVESTMENT INCOME (LOSS)                                                (205,571)       96,211        (189,412)          19
                                                                        ------------    ----------     -----------     --------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
   Realized gain on:
          Long transactions                                                6,748,897       327,699         248,738           --
          Short transactions                                                      --            --          19,930           --
          Options contracts expired or closed                                     --            --          52,618           --
   Change in unrealized appreciation/depreciation on:
          Investments                                                    (27,765,437)    1,884,419      (7,126,780)          --
          Short positions                                                         --            --         222,896           --
          Written options                                                         --            --         (43,068)          --
                                                                        ------------     ---------     -----------     --------
   Net realized and unrealized gain (loss) on investments                (21,016,540)    2,212,118      (6,625,666)          --
                                                                        ------------    ----------     -----------     --------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                             $(21,222,111)   $2,308,329     $(6,815,078)    $     --
                                                                        ------------    ----------     -----------     --------
                                                                        ------------    ----------     -----------     --------

*<F17>  Commencement of operations.

See accompanying Notes to Financial Statements

EMERALD MUTUAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

                                                          HOMESTATE PENNSYLVANIA GROWTH FUND    SELECT BANKING AND FINANCE FUND
                                                          ----------------------------------    -------------------------------
                                                            FOR THE SIX     FOR THE FISCAL       FOR THE SIX     FOR THE FISCAL
                                                            MONTHS ENDED      YEAR ENDED        MONTHS ENDED       YEAR ENDED
                                                            DECEMBER 31,       JUNE 30,         DECEMBER 31,        JUNE 30,
                                                                2000             2000               2000              2000
                                                            ------------    --------------      ------------     --------------
                                                            (UNAUDITED)                          (UNAUDITED)
OPERATIONS:
   Net investment income (loss)                             $   (205,571)     $   (899,125)     $    96,211       $    90,202
   Net realized gain (loss) on investments                     6,748,897        41,756,079          327,699          (256,917)
   Change in unrealized
     appreciation/depreciation on investments                (27,765,437)       21,846,095        1,884,419        (1,912,824)
                                                            ------------      ------------      -----------       -----------
   Net increase (decrease) in net assets
     resulting from operations                               (21,222,111)       62,703,049        2,308,329        (2,079,539)
                                                            ------------      ------------      -----------       -----------

DISTRIBUTIONS TO CLASS A
  SHAREHOLDERS FROM:
   Net investment income                                              --                --         (153,359)          (35,485)
   Net realized gains                                        (32,046,659)       (8,460,931)              --                --
                                                            ------------      ------------      -----------       -----------
                                                             (32,046,659)       (8,460,931)        (153,359)          (35,485)
                                                            ------------      ------------      -----------       -----------

DISTRIBUTIONS TO CLASS C
  SHAREHOLDERS FROM:
   Net investment income                                              --                --           (4,480)               --
   Net realized gains                                           (161,654)               --               --                --
                                                            ------------      ------------      -----------       -----------
                                                                (161,654)               --           (4,480)               --
                                                            ------------      ------------      -----------       -----------

CAPITAL SHARE TRANSACTIONS: (NOTE 3)
   Net increase (decrease) in net assets resulting
     from capital share transactions                          26,050,011       (16,569,413)        (309,322)          (69,027)
                                                            ------------      ------------      -----------       -----------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS                                              (27,380,413)       37,672,705        1,841,168        (2,184,051)

NET ASSETS:
   Beginning of period                                       136,649,264        98,976,559       10,947,352        13,131,403
                                                            ------------      ------------      -----------       -----------
   End of period                                            $109,268,851      $136,649,264      $12,788,520       $10,947,352
                                                            ------------      ------------      -----------       -----------
                                                            ------------      ------------      -----------       -----------

                                                                     SELECT TECHNOLOGY FUND *<F18>   NATIONAL SMALL-CAP EQUITY FUND
                                                                   --------------------------------- ------------------------------
                                                                    FOR THE SIX       FOR THE FISCAL         FOR THE PERIOD
                                                                   MONTHS ENDED         YEAR ENDED       OCTOBER 31,2000**<F19>
                                                                   DECEMBER 31,          JUNE 30,               THROUGH
                                                                       2000                2000            DECEMBER 31, 2000
                                                                   ------------       --------------       -----------------
                                                                    (UNAUDITED)                               (UNAUDITED)
OPERATIONS:
   Net investment income (loss)                                    $  (189,412)        $  (365,702)             $     19
   Net realized gain (loss):
       Long transactions                                               248,738           7,097,220                    --
       Short transactions                                               19,930            (174,975)                   --
       Option contracts expired or closed                               52,618             106,649                    --
   Change in unrealized
     appreciation/depreciation on:
       Investments                                                  (7,126,780)          4,405,290                    --
       Short positions                                                 222,896             (80,422)                   --
       Written options                                                 (43,068)             43,068                    --
                                                                   -----------         -----------              --------
            Net increase (decrease) in net assets
              resulting from operations                             (6,815,078)         11,031,128                    19
                                                                   -----------         -----------              --------

DISTRIBUTIONS TO CLASS A SHAREHOLDERS
  FROM NET REALIZED GAINS                                           (2,625,936)           (450,023)                   --
                                                                   -----------         -----------              --------

DISTRIBUTIONS TO CLASS C SHAREHOLDERS
  FROM NET REALIZED GAINS                                              (33,693)                 --                    --
                                                                   -----------         -----------              --------

CAPITAL SHARE TRANSACTIONS: (NOTE 3)
   Net increase (decrease) in net assets resulting
     from capital share transactions                                 2,004,184            (247,009)              100,571
                                                                   -----------         -----------              --------
            Total increase (decrease) in net assets                 (7,470,523)         10,334,096               100,590
NET ASSETS:
   Beginning of period                                              19,389,769           9,055,673                    --
                                                                   -----------         -----------              --------
   End of period                                                   $11,919,246         $19,389,769              $100,590
                                                                   -----------         -----------              --------
                                                                   -----------         -----------              --------

 *<F18>    Prior to February 29, 2000 was known as the Year 2000 (Y2K) Fund.
**<F19>    Commencement of operations.

See accompanying Notes to Financial Statements

EMERALD MUTUAL FUNDS
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
HOMESTATE PENNSYLVANIA GROWTH FUND**<F21>

                                                                                PERIODS ENDED
                                             -----------------------------------------------------------------------------------
                                                    12/31/00           6/30/00      6/30/99     6/30/98      6/30/97     6/30/96
                                             ----------------------    -------      -------     -------      -------     -------
                                             CLASS C++    CLASS A++
                                               <F22>        <F22>
                                             ---------    ---------
                                            (UNAUDITED)
Net asset value at beginning of period        $18.31       $18.31      $11.70       $13.03      $10.78       $10.63      $ 7.84
                                              ------       ------      ------       ------      ------       ------      ------

INCOME FROM INVESTMENT OPERATIONS
----------------------------------
Net investment loss                            (0.07)2      (0.02)2     (0.12)1      (0.01)1     (0.05)1      (0.03)      (0.04)
                                                    <F24>        <F24>       <F23>        <F23>       <F23>
Net realized and unrealized
  gain (loss) on investments                   (2.47)       (2.47)       7.79        (1.18)       2.70         0.89        3.09
                                              ------       ------      ------       ------      ------       ------      ------
   Total from investment operations            (2.54)       (2.49)       7.67        (1.19)       2.65         0.86        3.05
                                              ------       ------      ------       ------      ------       ------      ------

LESS DISTRIBUTIONS
------------------
Distributions from net realized gains          (4.18)       (4.18)      (1.06)       (0.14)      (0.40)       (0.71)      (0.26)
                                              ------       ------      ------       ------      ------       ------      ------
Net asset value at end of period              $11.59       $11.64      $18.31       $11.70      $13.03       $10.78      $10.63
                                              ------       ------      ------       ------      ------       ------      ------
                                              ------       ------      ------       ------      ------       ------      ------

Total return*<F20>                          (16.16)%3    (15.84)%3     66.58%      (9.24)%      25.04%        9.56%      39.94%
                                                   <F25>        <F25>

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)      $1,024     $108,245    $136,649      $98,977    $135,437      $89,577     $55,828
Ratio of expenses to average net assets        2.15%4       1.50%4      1.45%        1.56%       1.49%        1.77%       1.85%
                                                   <F26>        <F26>
Ratio of net investment loss
  to average net assets                      (0.98)%4     (0.33)%4    (0.66)%      (0.11)%     (0.45)%      (0.39)%     (0.58)%
                                                   <F26>        <F26>
Portfolio turnover rate5<F27>                    27%          27%        102%          88%         51%          50%         66%

 *<F20> Total return does not reflect 4.75% and 2.00% maximum sales charge for Class A and Class C, respectively.
**<F21> The per share data reflects 2 for 1 stock split which occurred December 29, 1997.
++<F22> On July 1, 2000 the Class C Shares went effective and the existing class of shares was designated Class A Shares.
 1<F23> Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
 2<F24> Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
 3<F25>    Not annualized.
 4<F26>    Annualized.
 5<F27> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See accompanying Notes to Financial Statements

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
SELECT BANKING AND FINANCE FUND

                                                                                       PERIODS ENDED
                                                          ----------------------------------------------------------------------
                                                                12/31/00            6/30/00     6/30/99      6/30/98     6/30/97+
                                                                                                                             <F28>
                                                          ---------------------     -------     -------      -------     -------
                                                          CLASS C++   CLASS A++
                                                            <F29>       <F29>
                                                          ---------   ---------
                                                         (UNAUDITED)
Net asset value at beginning of period                     $11.20       $11.20      $13.36      $13.42       $11.70       $10.00
                                                           ------       ------      ------      ------       ------       ------

INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net investment income (loss)                                 0.072        0.102       0.08       (0.01)1      (0.20)1      (0.03)
                                                               <F34>        <F34>                    <F33>        <F33>
Net realized and unrealized
  gain (loss) on investments                                 2.35         2.35       (2.20)      (0.05)        2.46         1.73
                                                           ------       ------      ------      ------       ------       ------
     Total from investment operations                        2.42         2.45       (2.12)      (0.06)        2.26         1.70
                                                           ------       ------      ------      ------       ------       ------

LESS DISTRIBUTIONS
------------------
Dividends from net investment income                        (0.17)       (0.17)      (0.03)         --           --           --
Dividends in excess of net investment income                   --           --       (0.01)         --           --           --
Distributions from net realized gains                          --           --          --          --        (0.54)          --
                                                           ------       ------      ------      ------       ------       ------
                                                            (0.17)       (0.17)      (0.04)         --        (0.54)          --
                                                           ------       ------      ------      ------       ------       ------
Net asset value at end of period                           $13.45       $13.48      $11.20      $13.36       $13.42       $11.70
                                                           ------       ------      ------      ------       ------       ------
                                                           ------       ------      ------      ------       ------       ------

Total return**<F31>                                        21.72%***    21.99%*** (15.91)%     (0.45)%       19.56%       17.00%***
                                                                <F32>        <F32>                                             <F32>

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)                     $446      $12,342     $10,947     $13,131      $17,426       $5,628
Ratio of operating expenses to average net assets
   before reimbursement by Adviser and waivers              3.48%*       2.83%*      2.60%       2.60%        2.59%        8.10%*
                                                               <F30>        <F30>                                             <F30>
Ratio of operating expenses to average net assets
   after reimbursement by Adviser and waivers3<F35>         3.00%*       2.35%*      2.35%       2.35%        2.35%        2.35%*
                                                               <F30>        <F30>                                             <F30>
Ratio of dividends on short positions
   to average net assets                                       --           --          --          --        0.02%           --
Ratio of net investment income (loss) to
   average net assets before reimbursement
   by Adviser and waivers                                   0.54%*       1.19%*      0.51%     (0.31)%      (1.99)%      (6.85)%*
                                                               <F30>        <F30>                                             <F30>
Ratio of net investment income (loss) to
   average net assets after reimbursement
   by Adviser and waivers                                   1.02%*       1.67%*      0.76%     (0.05)%      (1.75)%      (1.10)%*
                                                               <F30>        <F30>                                             <F30>
Portfolio turnover rate4<F36>                                 19%          19%         46%        158%         115%          59%

    +<F28>   From commencement of operations: February 18, 1997.
   ++<F29>   On July 1, 2000 the Class C Shares went effective and the existing class of shares was designated Class A Shares.
    *<F30>   Annualized.
   **<F31>   Total return does not reflect 4.75% and 2.00% maximum sales charge for Class A and Class C, respectively.
  ***<F32>   Not annualized.
    1<F33>   Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
    2<F34>   Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
    3<F35>   The operating expense ratio excludes dividends on short positions.
             The ratio including dividends on short positions for the periods ended December 31, 2000, June 30, 2000, 1999, 1998 and 1997 were
             3.00% (Class C) and 2.35% (Class A), 2.35%, 2.35%, 2.37% and
             2.35%, respectively.
    4<F36>   Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See accompanying Notes to Financial Statements

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
SELECT TECHNOLOGY FUND

                                                                                    PERIODS ENDED
                                                       -----------------------------------------------------------------------
                                                               12/31/00               6/30/00        6/30/99     6/30/98+<F37>
                                                       ------------------------       -------        -------     -------------
                                                       CLASS C++      CLASS A++
                                                         <F38>          <F38>
                                                       ---------      ---------
                                                      (UNAUDITED)

Net asset value at beginning of period                  $29.59         $29.59         $12.17         $12.09         $10.00
                                                        ------         ------         ------         ------         ------

INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net investment loss1<F42>                                (0.29)         (0.26)         (0.55)         (0.22)         (0.16)
Net realized and unrealized gain on investments          (9.08)         (9.07)         18.62           0.30           2.25
                                                        ------         ------         ------         ------         ------
     Total from investment operations                    (9.37)         (9.33)         18.07           0.08           2.09
                                                        ------         ------         ------         ------         ------

LESS DISTRIBUTIONS
------------------
Distributions from net realized gains                    (4.00)         (4.00)         (0.65)            --             --
                                                        ------         ------         ------         ------         ------
Net asset value at end of period                        $16.22         $16.26         $29.59         $12.17         $12.09
                                                        ------         ------         ------         ------         ------
                                                        ------         ------         ------         ------         ------

Total return**<F40>                                   (35.65)%***    (35.50)%***     148.95%          0.66%         20.90%***
                                                             <F41>          <F41>                                        <F41>

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)                  $410        $11,509        $19,390         $9,056        $10,973
Ratio of operating expenses to average net assets
   before reimbursement by Adviser and waivers           3.44%*         2.94%*         2.67%2         3.01%          5.29%*
                                                            <F39>          <F39>          <F43>                         <F39>
Ratio of operating expenses to average net assets
   after reimbursement by Adviser and waivers            3.40%*2        2.90%*2           na3         2.90%2         2.90%*2
                                                          <F39><F43>     <F39><F43>       <F44>          <F43>        <F39><F43>
Ratio of dividends on short positions
   to average net assets                                 0.00%*         0.00%*         0.02%          0.04%          0.03%*
                                                            <F39>          <F39>                                        <F39>
Ratio of net investment loss to average net assets
   before reimbursement by Adviser and waivers         (2.74)%*       (2.24)%*       (2.17)%        (2.27)%        (4.56)%*
                                                            <F39>          <F39>                                        <F39>
Ratio of net investment loss to average net assets
   after reimbursement by Adviser and waivers          (2.70)%*       (2.20)%*          na3         (2.16)%        (2.17)%*
                                                            <F39>          <F39>         <F44>                         <F39>
Portfolio turnover rate4<F45>                              57%            57%           199%           200%            44%

    +<F37>   From commencement of operations: October 31, 1997.
   ++<F38>   On July 1, 2000 the Class C Shares went effective and the existing class of shares was designated Class A Shares.
    *<F39>   Annualized.
   **<F40>   Total return does not reflect 4.75% and 2.00% maximum sales charge for Class A and Class C, respectively.
  ***<F41>   Not annualized.
    1<F42>   Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
    2<F43>   The operating expense ratio excludes dividends on short positions.
             The ratio including dividends on short positions for the periods ended December 31, 2000, June 30, 2000, 1999 and 1998 were 3.40%
             (Class C) and 2.90% (Class A), 2.69%, 2.94% and 2.93%,
             respectively.
    3<F44>   Not applicable:  no reimbursements were made by the Adviser.
    4<F45>   Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See accompanying Notes to Financial Statements

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
NATIONAL SMALL-CAP EQUITY FUND

                                                                             PERIOD ENDED 12/31/00
                                                                    --------------------------------------
                                                                    CLASS A+<F46>            CLASS C+<F46>
                                                                    -------------            -------------
                                                                     (UNAUDITED)

Net asset value at beginning of period                                 $10.00                   $10.00
                                                                       ------                   ------

INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net investment income (loss)                                             0.00                    (0.02)
Net realized and unrealized gain on investments                            --                       --
                                                                       ------                   ------
     Total from investment operations                                    0.00                    (0.02)
                                                                       ------                   ------
Net asset value at end of period                                       $10.00                   $ 9.98
                                                                       ------                   ------
                                                                       ------                   ------

Total return**<F48>                                                     0.00%***<F49>          (0.20)%***<F49>

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)                                  $88                      $12
Ratio of operating expenses to average net assets
   before reimbursement by Adviser and waivers                        539.50%*<F47>            540.15%*<F47>
Ratio of operating expenses to average net assets
   after reimbursement by Adviser and waivers                           2.25%*<F47>              2.90%*<F47>
Ratio of net investment loss to average net assets
   before reimbursement by Adviser and waivers                      (536.62)%*<F47>          (537.30)%*<F47>
Ratio of net investment income (loss) to average net  assets
   after reimbursement by Adviser and waivers                           0.63%*<F47>            (0.05)%*<F47>
Portfolio turnover rate1<F50>                                           0.00%                    0.00%

  +<F46>    From commencement of operations: October 31, 2000.
  *<F47>    Annualized.
 **<F48>    Total return does not reflect 4.75% and 2.00% maximum sales charge for Class A and Class C, respectively.
***<F49>    Not annualized.
  1<F50>    Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See accompanying Notes to Financial Statements

EMERALD MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)                    DECEMBER 31, 2000

NOTE 1 -- DESCRIPTION OF FUNDS

  The HomeState Group (the "Trust"), an open-end management company, was established as a Pennsylvania common law trust on August 26, 1992, and is registered under the Investment Company Act of 1940, as amended. The Trust has established four series: the Emerald HomeState Pennsylvania Growth Fund, the Emerald Select Banking and Finance Fund, the Emerald Select Technology Fund and the Emerald National Small-Cap Equity Fund (each a "Fund" and collectively, the "Funds"). Effective July 1, 2000, the Board voted to name the Fund family the Emerald Mutual Funds. The investment objectives of the Emerald Mutual Funds are set forth below.

  The Emerald HomeState Pennsylvania Growth Fund commenced operations on October 1, 1992. The investment objective of the Fund is long-term growth of capital through a diversified portfolio of investments primarily in the common stock of companies with headquarters or significant operations in the Commonwealth of Pennsylvania. To pursue its objective, the Fund will invest at least 65% of its total assets in such companies. Consequently, the Fund may be subject to risk from economic changes and political developments occurring within Pennsylvania.

  The Emerald Select Banking and Finance Fund commenced operations on February 18, 1997. The investment objective of the Fund is long-term growth through capital appreciation. Income is a secondary objective. To pursue its objective, the Fund will invest at least 65% of its total assets in a diversified portfolio of banking and financial services companies. Prior to October 20, 1998, the Fund was named the HomeState Select Opportunities Fund and had a different investment objective.

  The Emerald Select Technology Fund commenced operations on October 31, 1997. The investment objective of the Fund is to seek capital appreciation by investing in a non-diversified portfolio of equity securities of public companies in the technology sector. To pursue its objective, the Fund will invest at least 65% of its total assets in such companies. Prior to February 29, 2000, the Fund was named the HomeState Year 2000 Fund and had a narrower investment objective.

  The Emerald National Small-Cap Equity Fund commenced operations on October 31, 2000. The investment objective of the Fund is to seek long-term growth through capital appreciation. To pursue its objective, the Fund will invest at least 65% of its total assets in a diversified portfolio of small-cap companies that are headquartered in the United States.

  The Funds issued a second class of shares, Class C Shares, and renamed the initial class as Class A Shares on July 1, 2000. Class A Shares are subject to expenses pursuant to the distribution services plan described in Note 6. Class C Shares are subject to an initial sales charge imposed at the time of purchase, as well as a contingent deferred sales charge ("CDSC") for redemptions made within one year of purchase, in accordance with the Fund's prospectus, and expenses pursuant to the distribution services plan described in Note 6. The CDSC is 1.00% of the lesser of the current market value or the cost of shares being redeemed.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies, in conformity with generally accepted accounting principles, which were consistently followed by each Fund in the preparation of their financial statements.

  SECURITY VALUATION -- Investment securities traded on a national securities exchange are valued at the last reported sales price at 4:00 p.m. Eastern time, unless there are no transactions on the valuation date, in which case they are valued at the mean between the closing asked and bid prices. Securities traded over-the-counter are valued at the last reported sales price unless there is no reported sales price, in which case the mean between the closing asked and bid price is used. Debt securities with maturities of sixty days or less are valued at amortized cost, which approximates market value. Where market quotations are not readily available, securities are valued using methods which the Board of Trustees believe in good faith accurately reflects their fair value.

  INCOME RECOGNITION -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

  SECURITIES TRANSACTIONS -- Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined using the first-in, first-out (FIFO) cost method.

  DISTRIBUTIONS TO SHAREHOLDERS -- The Funds record distributions to shareholders on the ex-dividend date. Net gains realized from securities transactions, if any, will normally be distributed to shareholders in August and December. The amounts of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital in the period that the difference arises. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction. For the year ended June 30, 2000, the Emerald HomeState Pennsylvania Growth and Emerald Select Technology Funds utilized earnings and profits distributed to shareholders on redemption of shares of $2,496,226 and $3,503,363, respectively.

  FEDERAL INCOME TAXES -- The Funds intend to comply with provisions of the Internal Revenue Code applicable to regulated investment companies, including the distribution of substantially all of their taxable income. Accordingly, no provision for federal income taxes is considered necessary in the financial statements.

  USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  CALL AND PUT OPTIONS -- The Emerald Select Banking and Finance Fund and the Emerald Select Technology Fund may write and/or purchase exchange-traded call options and purchase exchange-traded put options on securities in the Fund. When the Funds write a call option, an amount equal to the premium received is reflected as a liability. The amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. If an option which the Funds have written either expires on its stipulated expiration date, or if the Funds enter into a closing purchase transaction, the Funds realize a gain (or loss if the cost of the closing transaction exceeds the premium received when the option is sold), and the liability related to such option is extinguished. If a call option which the Funds have written is exercised, the Funds realize a gain or loss from the sale of the underlying security, and the proceeds of which are increased by the premium originally received. The Emerald Select Banking and Finance Fund did not write any call options for the six months ended December 31, 2000. See
  Note 7 for options written by the Emerald Select Technology Fund for the six months ended December 31, 2000.

  The premium paid by the Funds for the purchase of a put option is recorded as an investment and subsequently marked to market to reflect the current market value of the option purchased. If an option which the Funds have purchased expires on the stipulated expiration date, the Funds realize a loss in the amount of the cost of the option. If the Funds exercise a put option, they realize a gain or loss from the sale of the underlying security, the proceeds of which are decreased by the premium originally paid. The Emerald Select Banking and Finance Fund and the Emerald Select Technology Fund limit the aggregate value of puts and call options to 5% and 25% of each Fund's net assets, respectively.

  SHORT SALES -- The Emerald Select Banking and Finance Fund and the Emerald Select Technology Fund may sell securities short. Short sales are transactions in which the Funds sell a security they do not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Funds must borrow the security to deliver to the buyer upon the short sales; the Funds then are obligated to replace the security borrowed by purchasing it in the open market at some later date. The Funds will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will realize a gain if the security declines in value between those dates. All short sales must be fully collateralized. The Funds maintain the collateral in a segregated account consisting of cash, U.S. Government securities or other liquid assets in an amount at least equal to the market value of their respective short positions. The Funds are liable for any dividends payable on securities while those securities are in a short position. The Emerald Select Banking and Finance Fund and the Emerald Select Technology Fund limit the value of short positions to 5% and 25% of each Fund's net assets, respectively. At December 31, 2000, the Emerald Select TechnologyFund had 1.6% of its net assets in short positions.

NOTE 3 -- CAPITAL STOCK

  At December 31, 2000, each Fund had an authorized unlimited number of shares of beneficial interest with no par value.

  The following table summarizes the capital share transactions of each Fund:

  HOMESTATE PENNSYLVANIA GROWTH FUND

                                                   FOR THE SIX MONTHS                         FOR THE YEAR
                                                ENDED DECEMBER 31, 2000                   ENDED JUNE 30, 2000
                                             -----------------------------           -----------------------------
                                                        CLASS A
                                             -----------------------------
                                               SHARES             AMOUNT               SHARES             AMOUNT
                                             ----------         ----------           ----------         ----------
  Sales                                         597,991        $  8,937,035             728,849        $ 13,594,972
  Reinvested distributions                    2,249,948          30,392,662             482,225           8,015,501
  Redemptions                                (1,007,567)        (14,615,232)         (2,206,764)        (38,179,886)
                                             ----------        ------------          ----------        ------------
  Net increase (decrease)                     1,840,372        $ 24,714,465            (995,690)       $(16,569,413)
                                             ----------        ------------          ----------        ------------
                                                                                                       ------------
  SHARES OUTSTANDING:
  Beginning of period                         7,462,064                               8,457,754
                                             ----------                              ----------
  End of period                               9,302,436                               7,462,064
                                             ----------                              ----------
                                             ----------                              ----------

                                                   FOR THE SIX MONTHS
                                                ENDED DECEMBER 31, 2000
                                             -----------------------------
                                                        CLASS C
                                             -----------------------------
                                               SHARES             AMOUNT
                                             ----------         ----------
  Sales                                          78,659         $ 1,206,570
  Reinvested distributions                       12,171             157,203
  Redemptions                                    (2,485)            (28,227)
                                             ----------         -----------
  Net increase                                   88,345         $ 1,335,546
                                             ----------         -----------
                                             ----------

  Total Net Increase                                            $26,050,011
                                                                -----------
                                                                -----------

  SELECT BANKING AND FINANCE FUND

                                                   FOR THE SIX MONTHS                         FOR THE YEAR
                                                ENDED DECEMBER 31, 2000                   ENDED JUNE 30, 2000
                                             -----------------------------           -----------------------------
                                                        CLASS A
                                             -----------------------------
                                               SHARES             AMOUNT               SHARES             AMOUNT
                                             ----------         ----------           ----------         ----------
  Sales                                          36,156         $   453,199             387,410         $ 4,465,476
  Reinvested distributions                       11,773             147,083               2,766              32,713
  Redemptions                                  (109,097)         (1,308,954)           (396,274)         (4,567,216)
                                             ----------         -----------          ----------         -----------
  Net decrease                                  (61,168)        $  (708,672)             (6,098)        $   (69,027)
                                             ----------         -----------          ----------         -----------
                                                                                                        -----------
  SHARES OUTSTANDING:
  Beginning of period                           977,119                                 983,217
                                             ----------                              ----------
  End of period                                 915,951                                 977,119
                                             ----------                              ----------
                                             ----------                              ----------

                                                   FOR THE SIX MONTHS
                                                ENDED DECEMBER 31, 2000
                                             -----------------------------
                                                        CLASS C
                                             -----------------------------
                                               SHARES             AMOUNT
                                             ----------         ----------
  Sales                                          34,834         $   420,885
  Reinvested distributions                          344               4,350
  Redemptions                                    (2,013)            (25,885)
                                             ----------         -----------
  Net increase                                   33,165         $   399,350
                                             ----------         -----------
                                             ----------

  Total Net Decrease                                            $  (309,322)
                                                                -----------
                                                                -----------

  SELECT TECHNOLOGY FUND

                                                   FOR THE SIX MONTHS                         FOR THE YEAR
                                                ENDED DECEMBER 31, 2000                   ENDED JUNE 30, 2000
                                             -----------------------------           -----------------------------
                                                        CLASS A
                                             -----------------------------
                                               SHARES             AMOUNT               SHARES             AMOUNT
                                             ----------         ----------           ----------         ----------
  Sales                                          79,464         $ 2,047,814             625,902        $ 18,771,493
  Reinvested distributions                      107,101           2,488,770              15,755             426,362
  Redemptions                                  (133,949)         (3,190,839)           (730,220)        (19,444,864)
                                             ----------         -----------          ----------        ------------
  Net increase (decrease)                        52,616         $ 1,345,745             (88,563)       $   (247,009)
                                             ----------         -----------          ----------        ------------
                                                                                                       ------------
  SHARES OUTSTANDING:
  Beginning of period                           655,233                                 743,796
                                             ----------                              ----------
  End of period                                 707,849                                 655,233
                                             ----------                              ----------
                                             ----------                              ----------

                                                   FOR THE SIX MONTHS
                                                ENDED DECEMBER 31, 2000
                                             -----------------------------
                                                        CLASS C
                                             -----------------------------
                                               SHARES             AMOUNT
                                             ----------         ----------
  Sales                                          27,067         $   675,435
  Reinvested distributions                        1,517              33,693
  Redemptions                                    (3,317)            (50,689)
                                             ----------         -----------
  Net increase                                   25,267         $   658,439
                                             ----------         -----------
                                             ----------

  Total Net Increase                                            $ 2,004,184
                                                                -----------
                                                                -----------

  NATIONAL SMALL-CAP EQUITY FUND

                                                     FOR THE PERIOD
                                                 OCTOBER 31, 2000*<F51>
                                               THROUGH DECEMBER 31, 2000
                                             -----------------------------
                                                        CLASS A
                                             -----------------------------
                                               SHARES             AMOUNT
                                             ----------         ----------
  Sales                                           8,813         $    88,071
  Reinvested distributions                           --                  --
  Redemptions                                        --                  --
                                             ----------         -----------
  Net increase                                    8,813         $    88,071
                                             ----------         -----------
                                             ----------

                                                     FOR THE PERIOD
                                                 OCTOBER 31, 2000*<F51>
                                               THROUGH DECEMBER 31, 2000
                                             -----------------------------
                                                        CLASS C
                                             -----------------------------
                                               SHARES             AMOUNT
                                             ----------         ----------
  Sales                                           1,250         $    12,500
  Reinvested distributions                           --                  --
  Redemptions                                        --                  --
                                             ----------         -----------
  Net increase                                    1,250         $    12,500
                                             ----------         -----------
                                             ----------

  Total Net Increase                                            $   100,571
                                                                -----------
                                                                -----------

  *<F51>  Commencement of operations.

NOTE 4 -- INVESTMENT TRANSACTIONS

  During the six months ended December 31, 2000, purchases and sales of investment securities (excluding securities sold short and short-term investments) were as follows:

                         HOMESTATE
                        PENNSYLVANIA       SELECT BANKING       SELECT TECHNOLOGY     NATIONAL SMALL-CAP
                        GROWTH FUND       AND FINANCE FUND            FUND               EQUITY FUND
                        -----------       ----------------      -----------------     ------------------
  Purchases             $31,140,706          $2,121,941            $8,720,598                 --
  Sales                 $33,938,566          $2,033,950            $9,020,555                 --

  The following balances for the Funds are as of December 31, 2000:

                                                               TAX BASIS NET
                                              COST FOR           UNREALIZED       TAX BASIS GROSS     TAX BASIS GROSS
                                           FEDERAL INCOME       APPRECIATION         UNREALIZED          UNREALIZED
                                            TAX PURPOSES       (DEPRECIATION)       APPRECIATION        DEPRECIATION
                                           --------------      --------------     ---------------     ---------------
  HomeState Pennsylvania Growth Fund        $94,568,104         $15,791,816         $29,111,145        $(13,319,329)
  Select Banking and Finance Fund            12,289,663             592,870           1,978,696          (1,385,826)
  Select Technology Fund                     13,471,707          (1,568,079)          1,612,278          (3,180,357)
  National Small-Cap Equity Fund                 61,052                  --                  --                  --

  At June 30, 2000, the Emerald Select Banking and Finance Fund had an accumulated net realized capital loss carryover of $610,886 with $331,878 expiring in 2007 and $279,008 expiring in 2008. To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover for the Fund.

NOTE 5 -- EXPENSES AND TRANSACTIONS WITH AFFILIATED PARTIES

  Emerald Advisers, Inc. serves as the investment adviser (the "Adviser") to the Funds for which it receives investment advisory fees from each Fund. The fee for the Emerald HomeState Pennsylvania Growth Fund is based on average daily net assets at the annual rate of 0.75% on assets up to and including $250 million, 0.65% for assets in excess of $250 million up to and including $500 million, 0.55% for assets in excess of $500 million up to and including $750 million, and 0.45% for assets in excess of $750 million. The fee for the Emerald Select Banking and Finance Fund is based on average daily net assets at the annual rate of 1.00% on assets up to and including $100 million and 0.90% for assets in excess of $100 million. The fee for the Emerald Select Technology Fund is based on average daily net assets at the annual rate of 1.00% on assets up to and including $100 million and 0.90% for assets in excess of $100 million. The fee for the Emerald National Small-Cap Equity Fund is based on average daily net assets at the annual rate of 0.75% on assets up to and including $250 million, 0.65% for assets in excess of $250 million up to and including $500 million, and 0.50% for assets in excess of $500 million. Under the terms of the investment advisory agreement which expires on December 31, 2001, Emerald Advisers, Inc. may also voluntarily reimburse the Funds for certain expenses. Through December 31, 2000, the Adviser has voluntarily agreed to waive its advisory fee and/or reimburse other expenses to the extent that the Fund's total operating expenses exceeds the following:

                                              Class A        Class C
                                              -------        -------
  HomeState Pennsylvania Growth Fund           2.25%          2.90%
  Select Banking and Finance Fund              2.35%          3.00%
  Select Technology Fund                       2.90%          3.40%
  National Small-Cap Equity Fund               2.25%          2.90%

  The following table summarizes the advisory fees and expense waivers/reimbursements for the six months ended December 31, 2000.

                                                                ADVISORY FEE/
                                                    GROSS       OTHER EXPENSES
                                                   ADVISORY         WAIVED
                                                   --------     --------------
  HomeState Pennsylvania Growth Fund              $466,263          $    --
  Select Banking and Finance Fund                   58,051           27,718
  Select Technology Fund                            22,825            3,437
  National Small-Cap Equity Fund                        39           28,426

NOTE 6 -- OTHER AGREEMENTS

  Rafferty Capital Markets, LLC (the Distributor), is the sole distributor of the Trust shares pursuant to a Distribution Agreement with each Fund. Each Fund has adopted a distribution services plan (the "Plan") under Rule 12b-1 of the Investment Company Act of 1940. The table below demonstrates how the Plan allows each Fund to reimburse the Distributor for a portion of the costs incurred in distributing each Fund's shares, including amounts paid to brokers or dealers, at an annual rate not to exceed the following:

                                                         INCURRED EXPENSES FOR                INCURRED EXPENSES FOR
                                                         THE SIX MONTHS ENDED                  THE SIX MONTHS ENDED
                                             CLASS A       DECEMBER 31, 2000      CLASS C       DECEMBER 31, 2000
                                             -------     ---------------------    -------     ---------------------
  HomeState Pennsylvania Growth Fund          0.35%            $216,266            1.00%              $3,853
  Select Banking and Finance Fund             0.35%             $19,851            1.00%              $1,361
  Select Technology Fund                      0.50%             $41,945            1.00%              $1,810
  National Small-Cap Equity Fund              0.35%                 $11            1.00%                 $21

  Firstar Mutual Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Funds. Firstar Bank, N.A. serves as custodian for the Funds.

  The Funds' Declaration of Trust provides that each Trustee affiliated with the Funds' Adviser shall serve without compensation and each Trustee who is not so affiliated shall receive fees from each Fund and expense reimbursements for each Trustees' meeting attended. A member of the Funds' Board of Trustees who is not affiliated with the Adviser is employed as a practicing attorney and is a partner in the law firm of Duane, Morris & Heckscher, LLP the Funds' legal counsel. Legal fees aggregating $12,914, $796, $2,857 and $671 were incurred by the Emerald HomeState Pennsylvania Growth Fund, the Emerald Select Banking and Finance Fund, the Emerald Select Technology Fund and the Emerald National Small-Cap Equity Fund, respectively, to Duane, Morris & Heckscher, LLP during the six months ended December 31, 2000.

NOTE 7 -- OPTION CONTRACTS WRITTEN

  The premium amount and the number of option contracts written by the Emerald Select Technology Fund during the six months ended December 31, 2000, were as follows:

                                           PREMIUM AMOUNT  NUMBER OF CONTRACTS
                                           --------------  -------------------
  Options outstanding at June 30, 2000        $53,818              60
  Options written                                   0               0
  Options closed                              (35,939)            (20)
  Options exercised                                 0               0
  Options expired                             (17,879)            (40)
                                              -------             ---
  Options outstanding at December 31, 2000    $     0               0
                                              -------             ---
                                              -------             ---

                              EMERALD MUTUAL FUNDS

                               INVESTMENT ADVISER
                               ------------------
                             EMERALD ADVISERS, INC.
                                 LANCASTER, PA

                                  DISTRIBUTOR
                                  -----------
                         RAFFERTY CAPITAL MARKETS, LLC
                                WHITE PLAINS, NY

                               ADMINISTRATOR AND
                                 TRANSFER AGENT
                                 --------------
                       FIRSTAR MUTUAL FUND SERVICES, LLC
                                 MILWAUKEE, WI

                                   CUSTODIAN
                                   ---------
                               FIRSTAR BANK, N.A.
                                 CINCINNATI, OH

                            INDEPENDENT ACCOUNTANTS
                            -----------------------
                           PRICEWATERHOUSECOOPERS LLP
                                 MILWAUKEE, WI

                                 LEGAL COUNSEL
                                 -------------
                         DUANE, MORRIS & HECKSCHER, LLP
                                 HARRISBURG, PA

                               BOARD OF TRUSTEES
                               -----------------
                                 BRUCE E. BOWEN
                            KENNETH G. MERTZ II, CFA
                             SCOTT C. PENWELL, ESQ.
                                 SCOTT L. REHR
                                H.J. ZOFFER, PHD

                                FUND MANAGEMENT
                                ---------------
                             EMERALD ADVISERS, INC.
                          1703 OREGON PIKE, SUITE 101
                                 P.O. BOX 10666
                              LANCASTER, PA 17605

                              SHAREHOLDER SERVICES
                              --------------------
                       FIRSTAR MUTUAL FUND SERVICES, LLC
                                  P.O. BOX 701
                            MILWAUKEE, WI 53210-0701

                               TELEPHONE NUMBERS
                               -----------------
               THE FUND                            (800) 232-0224
               MARKETING / BROKER SERVICES         (800) 232-6572
               SHAREHOLDER SERVICES                (800) 232-0224

                          24 HOUR PRICING INFORMATION
                          ---------------------------
                                 1-800-232-0224
                           www.emeraldmutualfunds.com

   This report is for the general information of Fund shareholders.  For more detailed information about the Fund, please consult a copy of the Fund's current prospectus. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a copy of the current prospectus.

02/01